UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2010

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-31157	23-2507402
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 Pennsylvania Drive

Exton, Pennsylvania 19341

(Address of principal executive offices) (Zip Code)

(610) 646-9800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(D) DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

ITEM 7.01 REGULATION FD DISCLOSURE

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURE

INDEX TO EXHIBITS

Item 5.02(d)          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 22, 2010, the Board of Directors (the “Board”) of Innovative Solutions and Support, Inc. (the “Company”) elected Robert Mionis as a Class I director of the Board to serve for a term expiring at the 2011 annual meeting of shareholders.

Mr. Mionis will receive compensation for his service as a nonemployee director of the Company, including awards under the Company’s 2009 Stock-Based Incentive Compensation Plan.

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 22, 2010, the Board also approved an amendment to the Company’s Amended and Restated Bylaws to require that any new director who is elected by the Board to fill a vacancy on the Board will be elected for a term expiring at the next annual meeting of shareholders, regardless of the class to which such director is elected.  If the director is re-elected by the shareholders at such annual meeting, the director shall then serve for a term expiring at the annual meeting when the term of a director in such class would naturally expire.

The full text of the amendment is filed as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 7.01               Regulation FD Disclosure

On July 22, 2010, the Company issued a press release announcing the election of Robert Mionis to the Board of Directors of the Company.  A copy of the press release is attached as Exhibit 99.1 to this report.

The information in Item 7.01 to this Current Report on Form 8-K (including Exhibit 99.1) is being furnished solely to satisfy the requirements of Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

3.1	Amendment No. 1 to the Amended and Restated Bylaws of the Company.

99.1	Press Release, dated July 22, 2010, announcing the election of Robert Mionis to the Board of Directors of the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

Date: July 27, 2010	By:	/s/ John C. Long
John C. Long
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment No. 1 to the Amended and Restated Bylaws of the Company.

99.1	Press Release, dated July 22, 2010, announcing the election of Robert Mionis to the Board of Directors of the Company